Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	19,491.97
Total Transaction Valuation	127,315,281.00
Total Offset Amount	18,778.95
Net Fee	$ 713.02